Equity Method Investments	12 Months Ended
Dec. 31, 2021
Equity Method Investments and Joint Ventures [Abstract]
Equity Method Investments
Note 7 - Equity Method Investments
During 2019 we entered into a joint venture with Proyectos Globales de Energia y Servicos CME, S.A. DE C.V. (“CME”) to provide integrated well services to Petróleos Mexicanos (“Pemex”). This involved Borr Mexico Ventures Limited (“BMV”) subscribing to 49% of the equity of Opex Perforadora S.A. de C.V. (“Opex”) and Perforadora Profesional AKAL I, SA de CV (“Akal”). CME’s wholly owned subsidiary, Operadora Productora y Exploradora Mexicana, S.A. de C.V. (“Operadora”) owned 51% of each of Opex and Akal. In addition, we provide five jack-up rigs on bareboat charters to two other joint venture companies, Perfomex and Perfomex II, in which we previously held a 49% interest. Perfomex and Perfomex II provide the jack-up rigs under traditional dayrate drilling and technical services agreements to Opex and Akal.
On August 4, 2021, the Company executed a Stock Purchase Agreement between BMV and Operadora for the sale of the Company's 49% interest in each of Opex and Akal joint ventures, as well as the acquisition of a 2% incremental interest in each of Perfomex and Perfomex II joint ventures. The acquisition was completed on the same date. The Company recognized a $3.6 million gain on disposal of Opex and Akal in "Other non-operating income" in the Consolidated Statements of Operations in the year ended December 31, 2021, as the difference between the cash consideration received of $10.6 million and the carrying value of the equity method investments on the date of disposal of $7.0 million.
Effective August 4, 2021, as we now hold a 51% equity ownership in Perfomex and Perfomex II, we have assessed whether the increased investments in Perfomex and Perfomex II joint ventures results in the need to consolidate these entities under US GAAP. The significant judgements are whether the joint ventures are variable interest entities (VIEs) and, if so, whether Borr is the primary beneficiary. We concluded that the joint ventures are VIEs; however, we do not have the power to direct the decisions which most significantly impact the economic performance of the joint ventures. As such, we are not considered to be the primary beneficiary of the variable interest entities and we continue to account for our interests in Perfomex and Perfomex II as equity method investments in accordance with ASC 323, Investment - Equity Method and Joint Ventures and record the investments in "Equity method investments" in the Consolidated Balance Sheets.
Prior to August 4, 2021, Opex and Akal contracted technical support services from BMV, management services from Operadora and well services from specialist well service contractors (including an affiliate of one of our shareholders Schlumberger Limited) and logistics and administration services from Logística y Operaciones OTM, S.A. de C.V, an affiliate of CME. This structure enabled Opex and Akal to provide bundled integrated well services to Pemex. The revenue earned was fixed under each of the Pemex contracts, while Opex and Akal managed the drilling services and related costs on a per well basis. Prior to the sale, we were obligated, as a 49% shareholder, to fund any capital shortfall in Opex or Akal should the Board of Opex or Akal make cash calls to the shareholders under the provisions of the Shareholder Agreements. On the date of sale, the outstanding funding provided to date of $5.4 million was returned.

The below tables set forth the results from these entities on a 100% basis for the years ended December 31, 2021, 2020 and 2019:

	Year ended December 31, 2021		Period from January 1, 2021 to August 4, 2021
In $ millions	Perfomex	Perfomex II	Opex	Akal
Revenue	110.1	61.9	199.4	102.2
Operating expenses	(105.0)	(54.2)	(167.7)	(107.1)
Net income (loss)	1.0	5.1	30.9	(1.7)

	Year ended December 31, 2020
In $ millions	Perfomex	Perfomex II	Opex	Akal
Revenue	134.4	45.2	263.8	122.4
Operating expenses	(121.4)	(45.6)	(223.9)	(123.6)
Net income (loss)	11.8	0.2	10.7	(3.4)

	5 month period ended December 31, 2019
In $ millions	Perfomex	Perfomex II	Opex	Akal
Revenue	49.8	—	68.1	—
Operating expenses	47.4	—	85.7	—
Net income (loss)	1.5	—	(19.8)	—
Revenue in Opex and Akal is recognized on a percentage of completion basis under the cost input method. The services Opex and Akal deliver are to a single customer, Pemex, and involve delivering integrated well services with payment upon the completion of each well in the contract. Revenue in Perfomex and Perfomex II is recognized on a day rate basis on a contract with Opex and Akal, consistent with our historical revenue recognition policies, with day rate accruing each day as the service is performed. We provide rigs and services to Perfomex and Perfomex II for use in their contracts with Opex and Akal, respectively. As of August 4, 2021, the IWS JVs had $237.1 million in receivables from Pemex, of which $113.7 million were outstanding and $123.4 million were unbilled. As of December 31, 2020, $97.6 million of receivables from Pemex were outstanding, and $172.0 million were unbilled.

As of December 31, 2021, Perfomex and Perfomex II had $86.8 million of receivables from Opex and Akal, of which $70.5 million was outstanding and $16.3 million was unbilled.

Summarized balance sheets, on a 100% basis of the Company's equity method investees are as follows:

	As at December 31, 2021
In $ millions	Perfomex	Perfomex II
Cash	9.0	7.2
Total current assets	142.2	48.7
Total non-current assets	4.2	2.1
Total assets	146.4	50.8
Total current liabilities	132.1	45.8
Total non-current liabilities	—	—
Equity	14.3	5.0
Total liabilities and equity	146.4	50.8

	As at December 31, 2020
In $ millions	Perfomex	Perfomex II	Opex	Akal
Cash	0.8	0.4	0.2	3.7
Total current assets	152.6	41.1	220.0	116.5
Total non-current assets	1.8	1.7	—	—
Total assets	154.4	42.8	220.0	116.5
Total current liabilities	140.4	42.8	207.8	117.6
Total non-current liabilities	0.7	—	21.3	2.3
Equity	13.3	—	(9.1)	(3.4)
Total liabilities and equity	154.4	42.8	220.0	116.5
The following presents our investments in equity method investments as at December 31, 2021 and December 31, 2020:

In $ millions	Perfomex	Perfomex II	Opex	Akal	Total
Balance as of January 1, 2020	31.4	—	(3.7)	—	27.7
Funding provided by shareholder loan (1)	10.8	9.4	3.6	1.7	25.5
Income / (loss) on a percentage basis	5.8	0.1	5.3	(1.7)	9.5
Balance as of 31 December 2020	48.0	9.5	5.2	—	62.7
Funding received from shareholder loan (1)	(31.6)	(9.5)	(3.7)	(1.7)	(46.5)
Income / (loss) on a percentage basis	0.5	2.5	14.1	(1.0)	16.1
Cancellation of Opex performance guarantee (2)	—	—	(5.9)	—	(5.9)
Disposal of investment	—	—	(9.7)	2.7	(7.0)
Balance as of 31 December, 2021 (2)	16.9	2.5	—	—	19.4
(1) As at December 31, 2021, the "Equity method investments" balance in the Consolidated Balance Sheets includes $9.8 million in funding provided by shareholder loans to Perfomex.
(2) We previously issued a performance guarantee to Opex for the duration of its contract with Pemex. Management performed a valuation exercise to fair value the guarantee given, utilizing the inferred debt market method and subsequently mapping to a credit score, adjusting for country risk and default probability. A liability of $5.9 million was recognized in "Other liabilities" and added to the "Equity method investments" balance in the Consolidated Balance Sheets. Effective August 4, 2021, upon sale of the Company's 49% interest in Opex, the guarantee was terminated, and the associated liability was derecognized.